UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-06041

The Central Europe and Russia Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2012

ITEM 1.	REPORT TO STOCKHOLDERS

SUMMARY OF GENERAL INFORMATION

THE FUND

The Central Europe and Russia Fund, Inc. (the "Fund") is a non-diversified, actively-managed closed-end fund listed on the New York Stock Exchange under the symbol "CEE." The Fund seeks long-term capital appreciation primarily through investment in equity or equity-linked securities of issuers domiciled in Central Europe and Russia. It is advised and administered by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published weekly in the New York Stock Exchange Composite Transactions section of certain newspapers. Net asset value and market price information are published each Saturday in Barron's and other newspapers in a table called "Closed End Funds." Daily information on the Fund's net asset value is available from NASDAQ (symbol XCEEX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our web site: www.ceefund.com.

There are three closed-end funds investing in European equities advised and administered by wholly-owned subsidiaries of the Deutsche Bank Group:

• The Central Europe and Russia Fund, Inc.—investing primarily in equity or equity-linked securities of issuers domiciled in Central Europe and Russia (with normally at least 80% in securities of issuers in such countries).

• The European Equity Fund, Inc.—investing primarily in equity or equity-linked securities of companies domiciled in countries utilizing the euro currency (with normally at least 80% in securities of issuers in such countries).

• The New Germany Fund, Inc.—investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

Please consult your broker for advice on any of the above or call 1-800-437-6269 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.) for shareholder reports.

This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

The Central Europe and

Russia Fund, Inc.

Semi-Annual Report

April 30, 2012

The Central Europe and Russia Fund, Inc.

LETTER TO THE SHAREHOLDERS

Dear Shareholder,

For the fiscal half year ended April 30, 2012, the Central Europe and Russia Fund's total return was 3.64% in U.S. dollar (USD) terms, while its total return based on share price was 4.94% in U.S. dollar (USD) terms. The Fund's benchmark, the MSCI Emerging Markets Europe Index, returned 1.85% on a cumulative basis during the same period.1

Emerging Europe equities turned in a moderately positive six-month performance for the period ended April 30, 2012, led by Turkish and Hungarian stocks. Period laggards were Poland and the Czech Republic. In Turkey, the strong performance was mostly driven by industrial and consumer stocks until mid-January 2012, at which point the conglomerates and banking sectors began to outperform. The full-year 2011 GDP growth of 8.5% reported in the first quarter ranked third-highest globally after China and Argentina. The domestic equity rally was supported by bond yields, which fell below 9% during the period and prompted local equity inflows amounting to over 1 billion USD year-to-date. Hungarian equities generally profited from higher investor risk appetites, which drove demand for domestic stocks and currency after the market had previously underperformed and as investors speculated about a new European Union/International Monetary Fund (EU/IMF) aid package aimed at stabilizing the country's finances.2,3

Russia, the Fund's biggest and only active overweight, displayed a solid but uninspiring performance in the period.4 Good stock picking in this market contributed to the Fund's outperformance. Market activity was limited at the start of 2012, but volumes began to pick up in February as political uncertainty declined. This led to a robust recovery and renewed speculative fund inflows ahead of elections (Russia-dedicated funds gained 1.3 billion USD in the 12 weeks prior to March 28, 2012). Subsequently, Vladimir Putin won the presidential elections in March, garnering 64% of the vote in the first round, which was in line with earlier projections. Performance was also affected positively by a spike in the oil price, as Brent crude, which serves as a benchmark to price European, African and Middle Eastern oil that is exported to the West, rose more than 15% in USD terms over the latter half of the period ending April 30, 2012.

The best-performing sectors for the period in absolute terms included consumer staples, industrials and financials.5 Within these sectors, Turkish brewers, food retailers and industrial conglomerates led the pack. Good stock picking in the staples and financials sectors made them the Fund's biggest outperformers, despite the sectors' respective underweight/neutral positioning vs. the Fund's benchmark. The period's laggards included health care and utilities, both of which were underweight in the Fund.

Currencies across the region, with the exception of the Russian ruble, were marginally weaker over the period, with the Czech koruna declining the most at over 8%. The ruble gained approximately 1.3% in the half year.

The Fund's discount to net asset value averaged 9.27% for the period in review, compared with 9.11% for the same period a year earlier.

Economic Outlook

Global investors' intensive pessimism for Europe over most of the past year saw a temporary reprieve during the first quarter of 2012, driven mainly by optimism surrounding the European Central Bank's liquidity boost via its long-term refinancing operations (LTRO) program. The first six weeks of the year reflected a full-blown "risk-on" rally that led the MSCI Emerging Markets Europe Index (MXMU) higher by nearly 20% before entering into a more sobering period in the second half of the quarter. Since mid-March, investors have become more selective and market gains have slowed sharply. Renewed concerns over

For additional information about the Fund including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit www.ceefund.com

LETTER TO THE SHAREHOLDERS (continued)

global growth and the sovereign debt crisis in Europe has led to growing pessimism for the region.6 Additionally, investors were concerned that election outcomes in France and Greece may well change the policies for addressing the sovereign debt crisis coming out of Eurozone organizations.7

Varying investor opinions regarding the measures taken by governments and central banks to deal with the sovereign debt crisis; the outlook for global growth, with special emphasis on the economies of Europe, the U.S. and China; and, perhaps to a lesser degree, corporate earnings may likely lead to continued sharp equity market swings given investors' low conviction on the sustainable direction of capital markets and the global economy. Some regional issues to be monitored closely include the political turmoil in the Czech Republic; the ongoing negotiations between the Hungarian government, the IMF and the Eurozone; the fiscal struggles in Poland; the policies to be implemented by the new government taking office in Russia, led by newly elected President Putin; and the precarious economic situation that persists in Turkey, to name only a few.

The price of oil will likely play an important role in the two largest markets in the Fund's core universe, Russia and Turkey. A high oil price is positive for Russia given the country's status as one of the largest oil exporters, but this has become more of a need than a luxury over the last few years as mandatory government expenditures have been growing rapidly. The Russian government's budget has gone from balancing on a $40 USD Brent crude price in 2004 to balancing on $120 USD Brent in 2012. For Turkey, a high oil price will likely have a significant negative impact on the economy, particularly on the current account deficit, which is already very high at over 9% of GDP. A lower oil price would go a long way toward reducing the current account deficit and the strains this places on the currency.

On a positive note, liquidity remains abundant, global economic growth seems to be stabilizing and valuations in most of the Emerging European equity markets are trading at levels well below their historical averages. It is our view that the significant volatility experienced over the past half year is likely to remain an ongoing feature of Emerging European equity markets for all of 2012.

On January 31, 2012, the Fund announced that its Board of Directors approved an increase in the Fund's non-fundamental investment policy that previously limited its investments in Russia to 66 2/3% of the Fund's total assets. Effective February 1, 2012, the Fund may invest up to 75% of its total assets in Russia. The level of the Fund's exposure to Russian equities will continue to be dependent on the Fund's portfolio manager's outlook based on market conditions. No changes were made to the Fund's investment objective, other investment policies or benchmark.

For additional information about the Fund including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit www.ceefund.com

LETTER TO THE SHAREHOLDERS (continued)

In closing, we very much regret to report the recent passing of John H. Cannon, who served as a Director of the Fund since 2004. He made valuable contributions to the success of the Fund through his wise counsel as a Director and service on committees of the Board, including as Chairman of the Audit Committee.

Sincerely,

Christian Strenger Chairman	Rainer Vermehren Lead Portfolio Manager	W. Douglas Beck President and Chief Executive Officer

The views expressed in the preceding discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1  The Morgan Stanley Capital International (MSCI) Emerging Markets Europe Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of the emerging-market countries of Europe. Index returns assume reinvested dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.

2  The European Union (EU) consists of 27 member states from the European community that seek to enhance political, economic and social cooperation.

3  The International Monetary Fund (IMF) is an organization of 188 countries that are working to foster financial stability and facilitate sustainable economic growth through global monetary cooperation, international trade, employment and a reduction in poverty around the world.

4  "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

5  Consumer staples consist of industries that manufacture essential items such as food and beverages, prescription drugs and other household products.

6  Sovereign debt is government debt issued in foreign currencies.

For additional information about the Fund including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit www.ceefund.com

PERFORMANCE SUMMARY AS OF APRIL 30, 2012

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.ceefund.com for the Fund's most recent performance.

TOTAL RETURNS:
	For the six-months ended April 30,	For the years ended October 31,
	2012(b)	2011	2010	2009	2008	2007
Net Asset Value(a) . .	3.64%	(12.43)%	24.70%	53.78%	(61.27)%	42.32%
Market Value(a) . . .	4.94%	(12.68)%	27.72%	68.05%	(65.28)%	41.83%
MSCI Emerging Markets Europe Index(c) . . .	1.85%	(9.99)%	19.52%	44.71%	(60.53)%	43.01%

(a)  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

(b)  Total returns shown for the six-month period are not annualized.

(c)  The MSCI Emerging Markets Europe Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of the emerging-market countries of Europe.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses and it is not possible to invest directly into an index.

Investments in funds involve risks, including the loss of principal.

This Fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

Closed-end funds, unlike open-end funds, are not continuously offered. Shares, once issued, are traded in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above net asset value.

The Fund has elected to be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz) (the "Act") for the fiscal year ended October 31, 2011 and intends to elect to be subject to the Act for the fiscal year ending October 31, 2012. This election allows investors based in Germany to invest in the Fund without adverse tax consequences.

FUND FACTS AND DIVIDEND AND CAP GAINS DISTRIBUTIONS AS OF APRIL 30, 2012

FUND FACTS:
Net Assets	$495,150,576
Shares Outstanding	13,483,738
Net Asset Value (NAV) Per Share	$36.72

OTHER INFORMATION:
NYSE Ticker Symbol	CEE
NASDAQ Symbol	XCEEX
Dividend Reinvestment Plan	Yes
Voluntary Cash Purchase Program	Yes
Annualized Expense Ratio (4/30/12)	1.20%

Fund statistics and expense ratios are subject to change. Distributions are historical, will fluctuate and are not guaranteed.

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:*
Record Date	Payable Date	Ordinary Income	ST Capital Gains	LT Capital Gains	Total Distribution
12/30/11	01/27/12**	$0.3710	$0.0000	$2.1150	$2.4860
12/31/10	01/28/11**	$0.2640	$0.0000	$0.0000	$0.2640
12/31/09	01/28/10**	$0.6506	$0.0000	$0.0000	$0.6506
12/15/08	12/31/08	$0.0702	$0.0000	$0.0000	$0.0702
12/21/07	12/31/07	$0.9477	$0.4648	$8.8442	$10.2567
12/21/06	12/28/06	$0.5840	$1.9400	$2.9920	$5.5160
12/20/05	12/30/05	$0.3300	$0.2150	$2.5070	$3.0520
12/22/04	12/31/04	$0.1700	$0.0000	$0.0000	$0.1700
12/22/03	12/31/03	$0.2200	$0.0000	$0.0000	$0.2200
11/19/01	11/29/01	$0.1000	$0.1300	$0.0000	$0.2300

  *  The Fund may post estimated capital gain information to its web site: www.ceefund.com.

**  Although this distribution was payable in January, it may have been taxable in the prior year.

SECTOR DIVERSIFICATION AS OF APRIL 30, 2012 (AS A % OF TOTAL INVESTMENTS)
Energy	38.3%
Financials	25.1%
Telecommunication Services	12.8%
Materials	8.9%
Utilities	3.5%
Consumer Staples	3.4%
Industrials	2.2%
Consumer Discretionary	1.1%
Information Technology	1.0%
Other	3.7%
100.0%

10 LARGEST HOLDINGS AS OF APRIL 30, 2012 (58.8%, as a % of Net Assets)
1.	Gazprom (Russia)	14.1%
2.	Sberbank (Russia)	10.7%
3.	NovaTek (Russia)	8.0%
4.	LUKOIL (Russia)	7.6%
5.	Mobile Telesystems (Russia)	4.1%
6.	Tatneft (Russia)	3.7%
7.	Rosneft Oil (Russia)	2.9%
8.	Turkiye Garanti Bankasi (Turkey)	2.9%
9.	Powszechna Kasa Oszczednosci Bank Polski (Poland)	2.6%
10.	Uralkali (Russia)	2.2%

COUNTRY BREAKDOWN AS OF APRIL 30, 2012 (As a % of Net Assets)*

Cash 0.4%
Russia 72.3%
Poland 10.4%
Czech Republic 3.2%
Hungary 1.3%
Turkey 12.4%

Country Breakdown and 10 Largest Holdings are subject to change and not indicative of future portfolio composition.

For more complete details about the Fund's Schedule of Investments, see page 8.

Following the Fund's fiscal first and third quarter-ends, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form is available on the SEC's web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings and the Fund's sector breakdown compared to that of its benchmark as of month end is posted on www.ceefund.com on or after the last day of the following month. More frequent postings of portfolio holdings information may be made from time to time on www.ceefund.com.

*  Securities listed in country where the significant business of the company is located.

INTERVIEW WITH THE LEAD PORTFOLIO MANAGER — RAINER VERMEHREN

Question: Is inflation a concern for Emerging Europe?

Answer: With the ongoing financial crisis in Europe and the seemingly unlimited funds provided by the European Central Bank (ECB) to banks in the Eurozone through its Long-term Refinancing Operations (LTRO) program, investors' increased concerns that higher inflation rates may soon materialize may be legitimate.1 Let me answer this by addressing inflation in Russia, the Fund's largest absolute position, with close to 72% of assets, and currently our biggest and only overweight country in the Fund. In April, inflation remained surprisingly weak, moving to yet another record low of 3.6% year-over-year. The slowdown was broad-based, affecting all index components, including core inflation.2 The persistently weak inflation is driven by slowing money supply growth, which is a result of the structural shift in the Central Bank of Russia's (CBR) monetary policy on targeting inflation. This highlights the lack of major inflationary pressures in the economy, in line with historically low Russian inflation, and should keep the door open to further monetary easing by the CBR at the end of the year. Inflation in Turkey has been moving within a range of 5.5% to 11.5% since 2004 and is currently just over 11%.

Question: Can the steady decline of the gold price since September of last year be interpreted as a reflection of higher investor confidence in equity markets, and more specifically, in Emerging Europe?

Answer: While equities have rallied, the price of gold is barely changed in 2012 to date. While the Fund's own core markets, with the exception of the Czech Republic, have performed well with most rising double digits year-to-date, we feel this trend may indicate investors' increased doubts about gold's status as a safe haven rather than investors' preferences for equities. We see several factors affecting gold's short-term price weakness and expect it to be temporary: we believe markets have reduced the probability of a break-up of the Eurozone single currency (from the 60%+ probability last October as per data from Thomson Datastream); within Europe, German bunds have maintained their safe haven status and continue to be in demand; and finally, markets have regained confidence in the U.S. dollar, causing more competition in safe haven assets.

Question: How do you judge the current economic health of Germany, one of the main export markets for the Czech Republic, Hungary and Poland?

Answer: Our view at the end of last year was that Germany would likely enter into a technical recession for the first half of 2012, with two weak quarters at the start of the year and a recovery towards year-end. So far, German economic data released this year have been better than expected. In April, German Industrial Production growth for March was reported at 2.8%, the sharpest increase in eight months and far stronger than the consensus forecast of a 0.8% rise. March's sharp rise suggests that, unlike most of the Eurozone, Germany might have avoided a technical recession thus far. The annual growth rate remains modest, at 1.6%, and the Purchasing Managers Index (PMI) is already consistent with 5% declines in output compared to a year earlier.3 Recent wage deals provide some hope that German consumers might pick up the slack as industry weakens, but in the current climate, they could save rather than spend any extra income.

The views expressed in the preceding discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1  The Eurozone refers to a currency union among the 17 members of the European Union states that have adopted the euro as their sole currency.

2  Core inflation measures the rate at which the prices of goods and services, excluding volatile food and energy prices, are rising.

3  The Purchasing Managers Index (PMI) is an indicator of the overall health of the manufacturing sector that is based on new orders, inventory levels, production, supplier deliveries and the employment environment.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

SCHEDULE OF INVESTMENTS — APRIL 30, 2012 (unaudited)
Shares	Description	Value(a)
INVESTMENTS IN RUSSIA – 72.3%
	COMMON STOCKS – 69.2%
	CHEMICALS – 2.2%
290,000	Uralkali (GDR) Reg S	$10,976,500
	COMMERCIAL BANKS – 11.7%
16,500,000	Sberbank	52,821,450
1,250,000	VTB Bank (GDR) Reg S	5,238,750
		58,060,200
	CONSTRUCTION MATERIALS – 1.1%
1,000,000	LSR Group (GDR) Reg S	5,350,000
	DIVERSIFIED TELECOMMUNICATION SERVICES – 0.5%
500,000	Rostelecom*	2,450,000
	ELECTRIC UTILITIES – 1.7%
216,633	OJSC Enel OGK-5 (GDR)*	774,463
2,200,000,000	OJSC INTER RAO UES	2,354,000
1,500,000	RusHydro (ADR)	5,220,000
		8,348,463
	FOOD & STAPLES RETAILING – 2.1%
350,000	Magnit (GDR) Reg S	10,248,000
	INTERNET SOFTWARE & SERVICES – 1.0%
200,000	Yandex*†	4,900,000
	METALS & MINING – 3.5%
500,000	Mechel Steel Group*†	4,290,000
57,884	MMC Norilsk Nickel	10,249,647
200,000	Polymetal International*	2,971,188
		17,510,835
	OIL, GAS & CONSUMABLE FUELS – 36.3%
3,198,000	Gazprom	18,418,881
4,435,000	Gazprom (ADR)	51,179,900
300,000	LUKOIL	18,358,170
315,000	LUKOIL (ADR)†	19,353,600
312,500	NovaTek (GDR) Reg S	39,718,750
2,000,000	Rosneft Oil (GDR) Reg S*	14,270,000
500,000	Tatneft (ADR)	18,500,000
52,000	Vostok Gas*†	1,700
		179,801,001

Shares	Description	Value(a)
	REAL ESTATE MANAGEMENT & DEVELOPMENT – 1.3%
1,000,000	Etalon Group (GDR) Reg S*	$6,630,000
	SPECIALTY RETAIL – 1.1%
600,000	M Video	5,398,800
	WIRELESS TELECOMMUNICATION SERVICES – 6.7%
1,200,000	Mobile Telesystems	9,539,640
325,000	Mobile Telesystems (ADR)†	6,048,413
250,000	Mobile Telesystems (GDR) Reg S	4,652,625
400,000	Sistema JSFC (GDR) Reg S	7,600,000
525,000	VimpelCom (ADR)	5,297,250
		33,137,928
	Total Common Stocks (cost $262,562,829)	342,811,727
	PREFERRED STOCKS – 3.1%
	DIVERSIFIED TELECOMMUNICATION SERVICES – 1.0%
1,600,000	Rostelecom (cost $5,151,597)	5,144,960
	OIL, GAS & CONSUMABLE FUELS – 2.1%
2,000	AK Transneft (cost $2,715,420)	3,731,555
1,000,000	Surgutneftegaz (ADR) (cost $4,690,963)	6,519,000
		10,250,555
	Total Preferred Stocks (cost $12,557,980)	15,395,515
	Total Investments in Russia (cost $275,120,809)	358,207,242
INVESTMENTS IN TURKEY – 12.4%
	BEVERAGES – 0.5%
161,330	Anadolu Efes Biracilik ve Malt Sanayii	2,268,059

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

SCHEDULE OF INVESTMENTS — APRIL 30, 2012 (unaudited) (continued)
Shares	Description	Value(a)
INVESTMENTS IN TURKEY – 12.4% (continued)
	COMMERCIAL BANKS – 5.0%
3,850,000	Turkiye Garanti Bankasi	$14,127,237
450,000	Turkiye Halk Bankasi	3,143,993
2,200,000	Turkiye IS Bankasi	5,023,573
1,400,000	Yapi ve Kredi Bankasi*†	2,584,493
		24,879,296
	CONSTRUCTION & ENGINEERING – 0.8%
1,071,113	Tekfen Holding	3,893,850
	DIVERSIFIED FINANCIAL SERVICES – 0.6%
700,000	Haci Omer Sabanci Holding	2,902,584
	DIVERSIFIED TELECOMMUNICATION SERVICES – 0.7%
750,000	Turk Telekomunikasyon	3,280,318
	FOOD & STAPLES RETAILING – 1.0%
115,000	Bim Birlesik Magazalar	4,784,862
	INDUSTRIAL CONGLOMERATES – 0.6%
550,000	Akfen Holding*	3,086,623
	INSURANCE – 0.6%
1,250,000	Anadolu Hayat Emeklilik	2,960,807
	METALS & MINING – 0.9%
200,000	Koza Altin Isletmeleri	4,316,955
	OIL, GAS & CONSUMABLE FUELS – 0.8%
200,000	Tupras Turkiye Petrol Rafinerileri	4,169,270
	TRANSPORTATION INFRASTRUCTURE – 0.9%
850,000	TAV Havalimanlari Holding*	4,461,233
	WIRELESS TELECOMMUNICATION SERVICES – 0.0%
47,444	Turkcell Iletism Hizmetleri	236,614
	Total Investments in Turkey (cost $41,498,583)	61,240,471

Shares	Description	Value(a)
INVESTMENTS IN POLAND – 10.4%
	COMMERCIAL BANKS – 2.9%
30,000	Bank Pekao	$1,414,125
1,200,000	Powszechna Kasa Oszczednosci Bank Polski	12,857,415
		14,271,540
	DIVERSIFIED TELECOMMUNICATION SERVICES – 2.6%
1,950,000	Netia*†	3,727,414
1,750,000	Telekomunikacja Polska†	9,153,300
		12,880,714
	ELECTRIC UTILITIES – 0.9%
3,000,000	Tauron Polska Energia	4,441,133
	INSURANCE – 2.0%
100,000	Powszechny Zaklad Ubezpieczen	10,105,877
	METALS & MINING – 1.5%
175,000	KGHM Polska Miedz†	7,699,867
	OIL, GAS & CONSUMABLE FUELS – 0.5%
200,000	Polski Koncern Naftowy Orlen*	2,332,467
	Total Investments in Poland (cost $43,365,888)	51,731,598
INVESTMENTS IN CZECH REPUBLIC – 3.2%
	COMMERCIAL BANKS – 0.5%
12,500	Komercni Banka	2,297,380
	DIVERSIFIED TELECOMMUNICATION SERVICES – 1.7%
425,000	Telefonica Czech Republic	8,566,276
	ELECTRIC UTILITIES – 1.0%
125,000	Ceske Energeticke Zavody	5,037,660
	Total Investments in Czech Republic (cost $12,123,059)	15,901,316

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

SCHEDULE OF INVESTMENTS — APRIL 30, 2012 (unaudited) (continued)
Shares	Description	Value(a)
INVESTMENTS IN HUNGARY – 1.3%
	COMMERCIAL BANKS – 1.3%
375,000	OTP Bank	$6,609,076
	Total Investments in Hungary (cost $4,369,815)	6,609,076
	Total Investments in Common and Preferred Stocks – 99.6% (cost $376,478,154)	493,689,703
SECURITIES LENDING COLLATERAL – 3.8%
18,619,161	Daily Assets Fund Institutional, 0.24% (cost $18,619,161)(b)(c)	18,619,161
CASH EQUIVALENTS – 0.3%
1,317,509	Central Cash Management Fund, 0.12% (cost $1,317,509)(c)	1,317,509
	Total Investments – 103.7% (cost $396,414,824)**	513,626,373
	Other Assets and Liabilities, Net – (3.7%)	(18,475,797)
	NET ASSETS – 100.0%	$495,150,576

*  Non-income producing security.

**  The cost for federal income tax purposes was $396,834,553. At April 30, 2012, net unrealized appreciation for all securities based on tax cost was $116,791,820. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $142,581,335 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $25,789,515.

†  All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2012 amounted to $17,711,010, which is 3.6% of net assets.

(a)  Value stated in U.S. dollars.

(b)  Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(c)  Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

Reg S – Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

SCHEDULE OF INVESTMENTS — APRIL 30, 2012 (unaudited) (continued)

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note 1 in the accompanying Notes to Financial Statements.
Category	Level 1	Level 2		Level 3	Total
Common Stocks and/or Other Equity Investments(1)
Russia	$357,431,079	$774,463	(2)	$1,700	$358,207,242
Turkey	61,240,471	—		—	61,240,471
Poland	51,731,598	—		—	51,731,598
Czech Republic	15,901,316	—		—	15,901,316
Hungary	6,609,076	—		—	6,609,076
Short-Term Instruments(1)	19,936,670	—		—	19,936,670
Total	$512,850,210	$774,463		$1,700	$513,626,373

(1) See Schedule of Investments for additional detailed categorizations.

(2) Transfers between Level 2 and Level 1 comprised the following security: Tatneft. This investment was transferred from Level 2 to Level 1 due to the availability of quoted prices on a securities exchange.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
Common Stocks
Russia
Balance as of October 31, 2011	$1,770
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(70)
Amortization premium/discount	—
Net purchases (sales)	—
Transfers into Level 3	—
Transfers (out) of Level 3	—
Balance as of April 30, 2012	$1,700
Net change in unrealized appreciation (depreciation) from investments still held as of April 30, 2012	$(70)

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2012 (unaudited)
ASSETS
Investments in non-affiliated securities, at value (cost $376,478,154) — including $17,711,010 of securities loaned	$493,689,703
Investment in Central Cash Management Fund (cost $1,317,509)	1,317,509
Investment in Daily Assets Fund Institutional (cost $18,619,161)*	18,619,161
Total Investments, at value (cost $396,414,824)	513,626,373
Foreign currency, at value (cost $56,877)	57,356
Dividends receivable	1,507,408
Interest receivable	22,621
Other assets	64,369
Total assets	515,278,127
LIABILITIES
Cash overdraft	349
Payable upon return of securities loaned	18,619,161
Payable for investments purchased	606,335
Payable for fund shares repurchased	156,832
Fund administration fee payable	93,188
Investment advisory fee payable	269,628
Payable for Directors' fees and expenses	44,471
Accrued expenses and other liabilities	337,587
Total liabilities	20,127,551
NET ASSETS	$495,150,576
Net assets consist of:
Paid-in capital, $0.001 par (Authorized 80,000,000 shares)	$513,919,615
Cost of 5,994,984 shares held in Treasury	(135,601,671)
Net investment loss	(1,065,492)
Accumulated net realized gain on investments and foreign currency	683,063
Net unrealized appreciation (depreciation) on:
Investments	117,211,549
Foreign currency	3,512
Net assets	$495,150,576
Net assets value per share ($495,150,576 ÷ 13,483,738 shares of common stock issued and outstanding)	$36.72

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

STATEMENT OF OPERATIONS (unaudited)
For the six-months ended April 30, 2012
NET INVESTMENT INCOME
Income:
Dividends (net of foreign witholding taxes of $426,940)	$2,250,997
Interest	67
Income distributions — Central Cash Management Fund	12,973
Securities lending, including income from Daily Assets Fund Institutional, net of borrower rebates	62,572
Total investment income	2,326,609
Expenses:
Management fee	671,815
Investment advisory fee	1,123,529
Fund administration fee	252,317
Custodian fee	387,504
Services to shareholders	8,918
Reports to shareholders	51,042
Directors' fees and expenses	129,387
Legal fees	169,249
Audit and tax fees	47,939
NYSE listing fee	11,830
Insurance	26,326
Miscellaneous	28,488
Net expenses	2,908,344
Net investment loss	(581,735)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	1,248,442
Foreign currency	(9,912)
Net realized gain (loss)	1,238,530
Change in net unrealized appreciation (depreciation) on:
Investments	14,432,484
Foreign currency	12,718
Change in net unrealized appreciation (depreciation)	14,445,202
Net gain (loss)	15,683,732
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,101,997

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
	For the six-months ended April 30, 2012 (unaudited)	For the year ended October 31, 2011
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(581,735)	$6,422,115
Net realized gain	1,238,530	44,912,324
Change in net unrealized appreciation (depreciation)	14,445,202	(124,802,205)
Net increase (decrease) in net assets resulting from operations	15,101,997	(73,467,766)
Distributions to shareholders from:
Net investment income	(4,911,716)	(3,599,627)
Net realized gain	(28,000,751)	—
Total distributions to shareholders	(32,912,467)	(3,599,627)
Capital share transactions:
Net proceeds from reinvestment of dividends (394,788 and 0 shares, respectively)	12,874,022	—
Cost of shares repurchased (179,848 and 371,393 shares, respectively)	(5,842,224)	(14,578,880)
Net increase (decrease) in net assets from capital share transactions	7,031,798	(14,578,880)
Total decrease in net assets	(10,778,672)	(91,646,273)
NET ASSETS
Beginning of period	505,929,248	597,575,521
End of period (including net investment loss of $1,065,492 and undistributed net investment income of $4,427,959 as of April 30, 2012 and October 31, 2011, respectively)	$495,150,576	$505,929,248

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the periods indicated:
	For the six-months ended April 30,		For the years ended October 31,
	2012 (unaudited)		2011	2010	2009	2008	2007
Per share operating performance:
Net asset value:
Beginning of period	$38.13		$43.81	$35.89	$23.38	$71.18	$55.18
Net investment income (loss)(a)	(.04)		.47	.30	.46	.80	.41
Net realized and unrealized gains (loss) on investments and foreign currency	1.17		(6.00)	7.98	11.85	(38.16)	21.22
Increase (decrease) from investment operations	1.13		(5.53)	8.28	12.31	(37.36)	21.63
Distributions from net investment income	(.37)		(.26)	(.65)	(.07)	(.95)	(.58)
Distributions from net realized gains	(2.12)		—	—	—	(9.31)	(4.93)
Total distributions	(2.49)		(.26)	(.65)	(.07)	(10.26)	(5.51)
Dilution in net asset value from dividend reinvestment	(.10)		—	(.03)	—	(.22)	(.15)
Increase resulting from share repurchases	.05		.11	.32	.27	.04	.03
Net asset value:
End of period	$36.72		$38.13	$43.81	$35.89	$23.38	$71.18
Market value:
End of period	$33.61		$34.47	$39.72	$31.70	$18.94	$64.20
Total investment return for the period†
Based upon market value	4.94	%***	(12.68)%	27.72%	68.05%	(65.28)%	41.83%
Based upon net asset value	3.64	%***	(12.43)%	24.70%	53.78%	(61.27)%	42.32%
Ratio to average net assets:
Total expenses	1.20	%**	1.11%	1.14%	1.21%	1.10%	1.01%*
Net investment income (loss)	(.12	)%****	1.05%	.79%	1.86%	1.48%	.69%
Portfolio turnover	14	%***	33%	24%	50%	48%	34%
Net assets at end of period (000's omitted)	$495,151		$505,929	$597,576	$525,554	$372,957	$1,049,652

  (a)  Based on average shares outstanding during the period.

  †  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

  *  Prior to February 2007, custody credits were earned on U.S. cash balances. The ratio of total expenses after custody credits to average net assets is 1.00% for 2007.

  **  Annualized.

  ***  Not Annualized.

  ****  Not Annualized. The ratio for the six-months ended April 30, 2012 has not been annualized, since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the year.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS — APRIL 30, 2012 (unaudited)

NOTE 1. ACCOUNTING POLICIES

The Central Europe and Russia Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company incorporated in Maryland. The Fund commenced investment operations on March 6, 1990.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: The Fund calculates its net asset value per share for publication at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund's Schedule of Investments.

Securities Transactions and Investment Income: Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Securities Lending: The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS — APRIL 30, 2012 (unaudited) (continued)

interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value in excess of the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.12% annualized effective rate as of April 30, 2012) on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in collateral should the borrower of the securities fail financially. The Fund is subject to all investment risks associated with the reinvestment of any cash collateral received including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the 11:00 a.m. midpoint of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post- enactment net capital losses be used before pre-enactment net capital losses.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS — APRIL 30, 2012 (unaudited) (continued)

income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

NOTE 2. MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

The Fund has an Investment Advisory Agreement with Deutsche Asset Management International GmbH ("DeAMI"). The Fund also has an Administration Agreement with Deutsche Investment Management Americas Inc. ("DIMA"). DeAMI and DIMA are affiliated companies.

Prior to February 1, 2012, the Fund was party to a Management Agreement with DIMA that provided DIMA with a fee, computed weekly and payable monthly, at the annual rates of 0.65% of the Fund's average weekly net assets up to $100 million, 0.55% of such assets in excess of $100 million and up to $500 million, 0.50% of such assets in excess of $500 million and up to $750 million, and 0.45% of such assets in excess of $750 million. The Investment Advisory Agreement provided DeAMI with a fee, computed weekly and payable monthly, at the annual rates of 0.35% of the Fund's average weekly net assets up to $100 million and 0.25% of such assets in excess of $100 million.

Pursuant to the Management Agreement, DIMA was the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by DeAMI, determined the suitable securities for investment by the Fund. DIMA also provided office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, DeAMI, in accordance with the Fund's stated investment objective, policies and restrictions, made recommendations to DIMA with respect to the Fund's investments and, upon instructions given by DIMA as to suitable securities for investment by the Fund, transmitted purchase and sale orders to select brokers and dealers to execute portfolio transactions on behalf of the Fund.

Accordingly, for the three month period November 1, 2011 through January 31, 2012, the combined fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

Effective February 1, 2012 the Fund's Investment Advisory Agreement with DeAMI was replaced with a new Investment Advisory Agreement pursuant to which DeAMI assumed the investment advisory function previously performed by DIMA, and the Fund's Management Agreement with DIMA was replaced with an Administration Agreement pursuant to which DIMA continues to provide all of the non-investment advisory services to the Fund that it historically provided pursuant to the Management Agreement. There were no changes to services provided to the Fund, or the total expenses payable by the Fund, as a result of this reorganization of contracts. The new Investment Advisory Agreement provides DeAMI with a fee, computed weekly and payable monthly, at the annual rate of 0.80% of the Fund's average weekly net assets up to and including $100 million, 0.60% of such assets in excess of $100 million and up to and including $500 million, 0.55% of such assets in excess of $500 million and up to and including $750 million, and 0.50% of such assets in excess of $750 million. The Administration Agreement provides DIMA with a fee, computed weekly and payable monthly, of 0.20% of the Fund's average weekly net assets. Accordingly, for the three month period February 1, 2012 through April 30, 2012, the combined fee pursuant to the Investment Advisory Agreement and the Administration Agreement was equivalent to an annual effective rate of 0.84% of the Fund's average daily net assets.

NOTE 3. TRANSACTIONS WITH AFFILIATES

DWS Investments Service Company ("DISC"), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS — APRIL 30, 2012 (unaudited) (continued)

agent and dividend-paying agent paying functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2012, the amount charged to the Fund by DISC aggregated $8,918, of which $1,516 is unpaid.

Deutsche Bank AG, the German parent of DIMA and DeAMI, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures. For the six months ended April 30, 2012, Deutsche Bank did not receive any such brokerage commissions.

Certain Officers of the Fund are also officers of either DIMA or DeAMI.

The Fund pays each Director who is not an "interested person" of DIMA or DeAMI retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay DIMA an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with the liquidity and the preservation of capital.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2012 were $85,761,269 and $68,252,310, respectively.

NOTE 5. INVESTING IN FOREIGN MARKETS

Foreign investments may involve certain considerations and risks as a result of, among others, the possibility of political and economic developments, and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States. Any fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

NOTE 6. CAPITAL

During the six months ended April 30, 2012 and the year ended October 31, 2011, the Fund purchased 179,848 and 371,393 of its shares of common stock on the open market at a total cost of $5,842,224 and $14,578,880 ($32.48 and $39.25 average per share), respectively. The weighted average discount of these purchased shares comparing the purchased price to the net asset value at the time of purchase was 9.69% and 9.46%, respectively.

During the six months ended April 30, 2012 the Fund issued 394,788 shares as part of the dividend reinvestment plan. The average discount of these issued shares comparing the issue price to the net asset value at the time of issuance was 8.37%.

NOTE 7. SHARE REPURCHASES

On July 18, 2011, the Fund announced that its Board of Directors authorized an extension of the current repurchase program permitting the Fund to repurchase up to 700,000 shares during the twelve-month period August 1, 2011 through July 31, 2012. The Board had previously authorized the repurchase of up to 1,300,000 shares during the period August 1, 2010 through July 31, 2011. Since the inception of the program on August 1, 2010, there have been a total of 195,525 shares repurchased through July 31, 2011. The Fund repurchased 579,891 shares between August 1, 2010 and April 30, 2012. Purchases will be made when it is believed that such repurchases are advantageous to the Fund.

Monthly updates concerning the Fund's repurchase program are available on its web site at www.ceefund.com.

NOTE 8. CONCENTRATION OF OWNERSHIP

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At April 30, 2012, there were two shareholders that held approximately 36% and 14%, respectively, of the outstanding shares of the Fund.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

INVESTMENT ADVISORY AGREEMENT APPROVAL

The Fund's directors unanimously approved the investment advisory agreement between the Fund and Deutsche Asset Management International GmbH ("DeAMI") (the "agreement") at a meeting held on January 30, 2012. The fund's directors simultaneously approved an administration agreement (the "administration agreement") with Deutsche Investment Management Americas Inc. ("DIMA"), an affiliate of DeAMI. Prior to the effective date of the agreement and the administration agreement, which was February 1, 2012, DIMA served as the Fund's manager, providing administrative and investment advisory services to the Fund. There were no changes in the total fees payable by, or the services received by, the Fund as a result of the changes to the contractual arrangements approved by the Fund's directors.

In preparation for the meeting, the directors had requested and evaluated extensive materials from DeAMI, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"). Prior to voting, the directors reviewed the proposed approval of the agreement with management and with experienced counsel who are independent of DeAMI and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The directors also discussed the proposed approval in a private session with counsel at which no representatives of DeAMI were present. In reaching their determination relating to approval of the agreement, the directors considered all factors they believed relevant, including the following:

1. information comparing the Fund's performance to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment advisory and other services rendered by DeAMI;

3. payments received by DeAMI from all sources in respect to the Fund and all investment companies in the Deutsche family of funds;

4. the costs borne by, and profitability of, DeAMI and its affiliates (including DIMA) in providing services to the Fund and to all investment companies in the Deutsche family of funds;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

7. DeAMI's policies and practices regarding allocation of the Fund's portfolio transactions, including the extent, if any, to which DeAMI benefits from soft dollar arrangements;

8. the Fund's portfolio turnover rates compared to those of other investment companies with similar investment objectives;

9. fall-out benefits which DeAMI and its affiliates receive from their relationships with the Fund;

10. information concerning the programs established by DeAMI with respect to compliance, risk management, disclosure and ethics;

11. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of DeAMI and DeAMI's strengthening of the investment resources supporting the Fund in 2009; and

12. the terms of the agreement.

The directors also considered their knowledge of the nature and quality of the services provided by DIMA and DeAMI to the Fund gained from their experience as directors of the European Equity Fund and the New Germany Fund and, where relevant, other Deutsche funds, their confidence in DeAMI's integrity and competence gained from that experience and DeAMI's responsiveness to concerns raised by them in the past, including DeAMI's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

INVESTMENT ADVISORY AGREEMENT APPROVAL (continued)

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and DeAMI, as provided in the agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment. The directors further determined that they were satisfied that the services provided by DeAMI to the Fund represented good value for the money payable to it by the Fund.

The material factors and conclusions that formed the basis for the directors' reaching their determination to approve the agreement (including their determinations that DeAMI should continue in its role as investment advisor for the Fund, and that the fees payable to DeAMI pursuant to the agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by DeAMI

The directors noted that, under the agreement, DeAMI, in accordance with the Fund's investment objectives, policies and limitations, makes all decisions with respect to suitable securities for investment by the Fund and transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on behalf of the Fund. DeAMI pays all of the compensation of the Fund's directors and officers who are interested persons of DeAMI.

The directors considered the scope and quality of services provided by DeAMI under the agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, DeAMI is responsible for maintaining and monitoring its own and the Fund's compliance programs, and these compliance programs have in recent years been refined and enhanced in light of evolving regulatory requirements. The directors also considered the commitment of DeAMI to, and the programs established by it with respect to, compliance, risk management, disclosure and ethics. The directors considered the quality of the investment research capabilities of DeAMI and the other resources it has dedicated to performing services for the Fund. The quality of the advisory services provided also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the agreement.

Costs of Services Provided and Profitability to DeAMI

At the request of the directors, DeAMI provided information concerning the profitability of its investment advisory and investment company activities and financial condition based on historical information for 2009 and 2010. Similar information was provided for DIMA. The directors noted that the profitability information reflected the contractual arrangements in effect in those 2009 and 2010 and that such arrangements differ from those proposed for approval at the January 30, 2012 meeting. The directors recognized that the changes to the fee arrangements reflected in the advisory and administration agreements being considered would result in significant changes in the revenues to DeAMI and DIMA from their provision of services to the Fund compared to revenues in prior periods. The directors reviewed the assumptions and methods of allocation used by DeAMI and DIMA in preparing Fund specific profitability data. DIMA stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory clients served by organizations such as DIMA and DeAMI where each of the advisory clients draws on, and benefits from, the research and other resources of the Deutsche Bank organization.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

INVESTMENT ADVISORY AGREEMENT APPROVAL (continued)

considered the effect of possible fall-out benefits on DeAMI's expenses, including the fact that there were no affiliated brokerage commissions.

The directors noted that DeAMI does not utilize soft dollars to receive third party research from brokers that execute purchases and sales of securities for the Fund, and that it has policies to prohibit consideration of the sale of shares of Deutsche funds when selecting broker dealers to execute portfolio transactions for the Fund or other Deutsche funds. They further noted that DeAMI may allocate brokerage to receive research generated by executing brokers.

The directors recognized that DeAMI should, as a general matter, be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that DeAMI's level of profitability from its relationships with the Fund were not excessive. The directors noted that they would request and receive profitability information reflecting the terms of the agreement in connection with future continuances of the agreement.

Investment Results

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular board meeting during the year and also receive monthly performance information. The directors reviewed information showing the Fund's performance compared to that of other investment vehicles compiled by Lipper (a total of 17 funds, (consisting of exchange-traded funds, open-end funds and single-country funds)). The directors also reviewed information showing performance of the Fund's benchmark index, since September 1, 2009, the MSCI Emerging Markets Europe Index, and prior thereto, a blend of 45% CECE index of 27 Central European stocks, 45% RTX index of 12 Russian stocks and 10% ISE 30 index of 30 Turkish stocks.

The comparative information showed that the Fund ranked in the fourth quartile in the one-year period ended December 31, 2011, that it ranked in the first quartile in the three- and 10-year periods, and the third quartile in the five-year period, ended December 31, 2011. Although the Fund underperformed the benchmark in 2011 and 2008, it exceeded the performance of its benchmark from 2000 through 2007 and also in 2009 and 2010. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund's investment results over time were satisfactory.

Management and Investment Advisory Fees and Other Expenses

The directors considered the investment advisory fee rates payable by the Fund to DeAMI under the agreement. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors also considered the representation by DeAMI that it does not manage any institutional accounts that are similar to the Fund, and its review of the reasons that it does not consider institutional fee rates to be relevant to the consideration of appropriate fee rates payable by investment companies such as the Fund. The Fund's expense comparison group consisted of 38 closed end country funds and ETFs. The directors reviewed information comparing the combined management and advisory fees payable under the agreement and the administration agreement for this purpose, noting that DeAMI and DIMA are affiliated companies and that although the fees payable under the agreement and the administration agreement differed from those in the management and investment advisory agreements that were in effect during the historical periods, the combined fees payable under both sets of agreements was identical. Since comparative fee and expense information was not available for the year ended December 31, 2011, the directors reviewed comparative expense information for the year ended December 31, 2010. The directors noted that the Fund's effective management and advisory fee rate of was below the average and median of the comparison group. The directors noted that the Fund's effective fee rate reflects the effect of breakpoints. The directors also considered the Fund's total expense ratio in comparison to the fees and expenses of funds within the comparison group. The directors also noted that the Fund's expense ratio was in the lowest quartile of the comparison group. Management explained that this difference was principally

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

INVESTMENT ADVISORY AGREEMENT APPROVAL (continued)

the result of the Fund's relatively low management and investment advisory fee and the Fund's relatively large asset base. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors noted that the investment advisory fee schedule in the agreement contains breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that breakpoints may be an appropriate way for DeAMI to share its economies of scale with some funds that have substantial assets or that may grow materially over the next year. However, they also recognized that there is no direct relationship between the economies of scale realized by funds and those realized by DeAMI as assets increase, largely because economies of scale are realized (if at all) by DeAMI across a variety of products and services, and not only in respect of a single fund. Having taken these factors into account, the directors concluded that the breakpoint arrangements in the agreement were acceptable under the Fund's circumstances.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

PROXY VOTING

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our web site — www.dws-investments.com or on the SEC's web site — www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at 1-800-437-6269.

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EXECUTIVE OFFICES

345 Park Avenue, New York, NY 10154

ADMINISTRATOR

Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER

Deutsche Asset Management International GmbH

CUSTODIAN

Brown Brothers Harriman & Co.

TRANSFER AGENT

DWS Investments Service Company

LEGAL COUNSEL

Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS

CHRISTIAN H. STRENGER

Chairman and Director

DETLEF BIERBAUM

Director

RICHARD R. BURT

Director

RICHARD KARL GOELTZ

Director

DR. FRANZ WILHELM HOPP

Director

DR. FRIEDBERT MALT

Director

ROBERT H. WADSWORTH

Director

WERNER WALBRÖL

Director

W. DOUGLAS BECK, CFA

President and Chief Executive Officer

PAUL H. SCHUBERT

Chief Financial Officer and Treasurer

RAINER VERMEHREN

Vice President and Lead Portfolio Manager

MELINDA MORROW

Vice President

CAROLINE PEARSON*

Chief Legal Officer

ALEXIS KUCHINSKY

Chief Compliance Officer

JOHN CARUSO

Anti-Money Laundering Compliance Officer

JOHN MILLETTE

Secretary

R-027581-1

* Effective May 21, 2012, Caroline Pearson replaced Rita Rubin as Chief Legal Officer.

VOLUNTARY CASH PURCHASE PROGRAM

AND DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Investments Service Company

210 W 10th Street 6th Floor

Attn: Closed End Fund Area

Kansas City, MO 64105

Tel.: 1-800-437-6269 (in the U.S.) or

00-800-2287-2750 (outside of the U.S.)

This report is available to the shareholders of the Central Europe and Russia Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders and the interview with the lead portfolio manager in this report are derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI Emerging Markets Europe Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund Shares are not FDIC-insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.

For latest net asset value, schedule of the Fund's largest hold-ings, dividend data and shareholder inquiries, please call 1-800-437-6269 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.).

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a)	(b)	(c)	(d)
	Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs*
November 1 through November 30	17,369	32.76	17,369	478,113
December 1 through December 31	17,303	30.31	17,303	460,810
January 1 through January 31	15,924	30.59	15,924	444,886
February 1 through February 28	17,708	34.40	17,708	427,178
March 1 through March 31	6,844	35.12	6,844	420,334
April 1 through April 30	104,700	32.59	104,700	315,634
Total	179,848	$32.48	179,848

*  On July 18, 2011 the Fund announced that its Board of Directors has authorized the extension of the current repurchase program permitting the Fund to repurchase of up to 700,000 shares during the period August 1, 2011- July 31, 2012.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board.  The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws.  Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Central Europe and Russia Fund, Inc.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	June 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	June 27, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	June 27, 2012